Information Storage Devices, Inc.
                             2045 Hamilton Avenue
                           San Jose, California 95125

                               ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To Our Shareholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Information Storage Devices, Inc. (the "Company") will be held at the Pruneyard Inn, 1995 South Bascom Avenue, Campbell, CA 95008 on Thursday, August 20, 1998 at 9:00 a.m. local time, for the following purposes:

         1. To elect six directors of the Company, each to hold office until the next Annual Meeting of Shareholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Company's Board of Directors intends to present the following nominees for election as directors:

                        David L. Angel             Alan V. King
                        Frederick B. Bamber        Eric J. Ochiltree
                        Eugene J. Flath            Frederick L. Zieber

         2. To approve an amendment of the Company's 1994 Equity Incentive Plan to increase the authorized number of shares by 800,000 shares.

         3. To approve an amendment of the Company's 1994 Employee Stock Purchase Plan to increase the authorized number of shares by 120,000 shares.

         4. To approve an amendment of the Company's 1994 Directors Plan to increase the authorized number of shares by 80,000 shares.

         5. To ratify the selection of Arthur Andersen LLP as independent auditors for the Company for the current year.

         6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on June 22, 1998 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

                                     By Order of the Board of Directors



                                     Felix J. Rosengarten
                                     Vice President, Finance and Administration and Chief Financial Officer

San Jose, California
June 26, 1998

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                        INFORMATION STORAGE DEVICES, INC.

                              2045 Hamilton Avenue
                           San Jose, California 95125

                               -------------------

                                 PROXY STATEMENT

                               -------------------

         The accompanying proxy is solicited on behalf of the Board of Directors ("Board of Directors" or "Board") of Information Storage Devices, Inc., a California corporation (the "Company" or "ISD"), for use at the Annual Meeting of Shareholders of the Company to be held at the Pruneyard Inn, 1995 South Bascom Avenue, Campbell, CA 95008, on Thursday, August 20, 1998, at 9:00 a.m. local time (the "Meeting"). All proxies will be voted in accordance with the instructions contained therein, and, if no choice is specified, the proxies will be voted in favor of the nominees and the proposals set forth in the accompanying Notice of Meeting and this Proxy Statement. This Proxy Statement and the accompanying form of proxy were first mailed to shareholders on or about June 29, 1998.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

         Holders of record of the Company's Common Stock at the close of business on June 22, 1998 (the "Record Date") are entitled to one vote for each share held as of the Record Date. At the close of business on the Record Date, the Company had 9,855,577 shares of Common Stock outstanding and entitled to vote. Only holders of record of the Company's Common Stock at the close of business on the Record Date will be entitled to vote at the Meeting. A majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of business.

          In the event that a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be considered present and entitled to vote with respect to that matter.

         With respect to Proposal No. 1, the affirmative vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the election of directors is required to approve the election of all directors. Shareholders will not be allowed to cumulate votes.

         Proposal Nos. 2 through 5 require for approval the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote. For purposes of such Proposals, (i) the aggregate number of votes entitled to be cast by all shareholders present in person or represented by proxy at the Meeting, whether such shareholders vote "for," "against," "abstain" or give no instructions, will be counted for purposes of determining the minimum number of affirmative votes required to approve the proposal, (ii) the total number of shares cast for a proposal or giving no instructions will be considered to have been voted in favor of the proposal, and (iii) an abstention from voting on a matter by a shareholder present in person or by proxy at the Meeting has the same effect as a vote against the proposal.

         In the event that sufficient votes in favor of the proposals are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote.

         The Company will pay the expenses of soliciting proxies for the meeting. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by directors, officers and regular employees of the Company.

                             REVOCABILITY OF PROXIES

         Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a written instrument delivered to the Company stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting or by attendance at the Meeting and voting in person. Please note, however, that, if a shareholder's shares are held of record by a broker, bank or other nominee and that shareholder wishes to vote at the Meeting, the shareholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that shareholder's beneficial ownership of the shares.



================================================================================

                        PROPOSAL NO. 1 - ELECTION OF DIRECTORS

================================================================================



Nominees

         A board of six (6) directors is to be elected at the Meeting. Each director will be elected to hold office until the next annual meeting of shareholders or until his successor is duly elected and qualified or until his earlier resignation or removal. Shares represented by the accompanying proxy will be voted for the election of each of the six (6) nominees named below unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or for good cause will not serve as a director.

         The Company's Bylaws currently provide that the number of directors of the Company shall be from four (4) to seven (7), the actual number to be fixed by resolution of the Board. The current number of authorized directors is six
(6).

         The names of the nominees, each of whom is currently a director of the Company, and certain information about them are set forth below:


Name of Director               Age                          Principal Occupation                      Director Since
----------------               ---                          --------------------                      --------------

David L. Angel                  57      Chairman of the Board and Chief Executive Officer of the           1991
                                        Company

Frederick B. Bamber             55      Managing Director of Applied Technology Investors, Inc. and        1990
                                        a General Partner of Technologies for Information &
                                        Publishing, L.P.

Eugene J. Flath                 60      General Partner of AVI Management Partners                         1988

Alan V. King                    63      Chairman of the Board and Chief Executive Officer of               1997
                                        Volterra Semiconductor Corporation

Eric J. Ochiltree               50      President and Chief Operating Officer of the Company               1997

Frederick L. Zieber             56      President, Pathfinder Research, Inc.                               1995

         Mr. Angel has served as Chief Executive Officer and a director of the Company since he joined the Company in February 1991. He has served as Chairman of the Board since November 1996 and was the President of the Company from February 1991 to November 1996. From January 1989 to January 1991, he was Group Vice President of the Semiconductor Group of Dataquest, Inc., a market research company. He holds a B.Sc. degree from Marietta College.

         Mr. Bamber has served as a director of the Company since March 1990. He has been Managing Director of Applied Technology Investors, Inc., a venture capital firm, since January 1983 and a general partner of Technologies for Information & Publishing, L.P., a venture capital firm and shareholder of the Company since June 1990. Since 1988, Mr. Bamber has also a been director of Interleaf, Inc. He holds a B.A. degree from Yale University and an M.B.A. degree from the Wharton School of Business of the University of Pennsylvania.

         Mr. Flath has served as a director of the Company since October 1988 and as Chairman of the Board from January 1993 through November 1996. He has been a general partner of AVI Management Partners, a venture capital firm and an affiliate of various Company shareholders, since February 1988. Mr. Flath holds a B.S.E.E. degree from the University of Wisconsin and an M.S.E.E. degree from the University of New Hampshire.

         Mr. King was appointed a director of the Company in May 1997. Mr. King has been Chairman of the Board, President, and Chief Executive Officer of Volterra Semiconductor Corporation, a semiconductor company, since September 1996. He also has served as Chairman of the Board of Arithmos, Inc., a semiconductor company, since February 1995; has been a director of Smartflex Systems, a turnkey contract assembler company, since October 1993; and has been a Director of Elantec Semiconductor, Inc., an analog semiconductor company, since December 1997. From September 1991 to November 1994, he served as President and Chief Executive Officer of Silicon Systems, Inc. From September 1986 to August 1991, he was President and Chief Executive Officer of Precision Monolithics, Inc. Mr. King holds a B.S. Ceramic E. degree from the University of Washington.

         Mr. Ochiltree joined the Company as President and Chief Operating Officer in November 1996. From August 1995 to November 1996, he was Vice President, Products Group, of Exar Corporation, a semiconductor company. From August 1991 to August 1995, he served as Vice President of Analog Devices, Inc. and General Manager of Analog's Santa Clara site. He holds a B.S.E.E. degree from Georgia Institute of Technology, an M.S.E.E. degree from Arizona State University, and an M.B.A. degree from the University of Santa Clara.

         Mr. Zieber was appointed a director of the Company in July 1995. He has been President of Pathfinder Research, Inc., a semiconductor industry consulting firm he founded, since May 1991. Mr. Zieber was employed by Dataquest, Inc. from September 1974 until January 1991, most recently as Executive Vice President. He holds B.S.E.E. and M.B.A. degrees from Stanford University.

Board of Directors' Meetings and Committees

         The Board of Directors met 10 times, including telephone conference meetings, during 1997. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors (held during the period for which he was a director) and the total number of meetings held by all committees of the Board of Directors on which he served (during the period that he served).

         Standing committees of the Board of Directors include an Audit Committee and a Compensation Committee. The Board of Directors does not have a nominating committee or any committee performing similar functions.

         The Audit Committee meets with the Company's management and independent public accountants to review the adequacy of the Company's internal accounting controls and procedures, the plan and results of the Company's annual audit, the fees charged by the independent public accountants, and the performance of non-audit services by the independent public accountants; to nominate independent accountants, and, after review, to make recommendations and provide such information as the committee may deem necessary for the Board of Directors, including significant financial matters which require the Board's attention.

         Messrs. King and Zieber are currently the members of the Compensation Committee. In 1997, Messrs. Flath, Bamber, King and Zieber were the members of the Company's Compensation Committee. The Compensation Committee met six (6) times during 1997. The Compensation Committee administers the Company's 1987 Stock Option Plan, 1994 Equity Incentive Plan and 1994 Employee Stock Purchase Plan and determines the salaries and other compensation for officers and other employees of the Company.

Director Compensation

         Directors of the Company do not receive any compensation for their services. The Board of Directors adopted, and shareholders approved adoption of, the 1994 Directors Stock Option Plan (the "Directors Plan") in September 1994 which became effective on February 16, 1995.

         Under the Directors Plan, each non-employee director is automatically granted an option to purchase 7,500 shares of Common Stock ("Initial Option") on the date such director first joins the Board. In addition, each non-employee director is granted a succeeding option ("Succeeding Option") to purchase 7,500 shares of Common Stock. All Succeeding Options are granted on January 1 of each year and vest at the rate of one-twelfth per month, for as long as the non-employee director continuously remains a director of the Company. The maximum number of shares issuable to any non-employee director under the Directors Plan is 30,000. The exercise price for such options is the fair market value of the Common Stock on the date of grant. A total of 120,000 shares of Common Stock is reserved for issuance under the Directors Plan, 97,500 of which were subject to outstanding options as of June 22, 1998. Shareholders are being asked to approve an amendment to the Director's Plan to increase the number shares reserved for issuance from 120,000 shares to 200,000 shares. See "Proposal No. 4 Approval of Amendment to the 1994 Directors Stock Option Plan."

         Messrs. Bamber, Flath, King and Zieber each received Succeeding Options to purchase 7,500 shares on January 1, 1998 at an exercise price of $6.031 per share.

         The Board of Directors recommends a vote FOR the election of each of the nominees listed above.



================================================================================

                     PROPOSAL NO. 2 - APPROVAL OF AMENDMENT TO THE
                               1994 EQUITY INCENTIVE PLAN

================================================================================



         Shareholders are being asked to approve an amendment to the Company's 1994 Equity Incentive Plan (the "Incentive Plan") that increases the number of shares of Common Stock reserved for issuance thereunder by 800,000 shares, from 2,750,000 shares to 3,550,000 shares.

         The Board believes that the increase in the number of shares reserved for issuance under the Incentive Plan is in the best interests of the Company. The granting of equity incentives under the Incentive Plan plays an important role in the Company's efforts to attract and retain employees of outstanding ability. The Board believes that the additional reserve of shares with respect to which equity incentives may be granted will provide the Company with adequate flexibility to ensure that the Company can continue to meet those goals.

         The Board approved the proposed amendment on May 21, 1998. Shareholder approval of the amendment requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting.

         Below is a summary of the principal provisions of the Incentive Plan, assuming shareholder approval of the proposed amendment. This summary is not necessarily complete, and reference is made to the full text of the Incentive Plan.

Equity Incentive Plan History

         The Incentive Plan, covering 1,000,000 shares of Common Stock, was adopted by the Board and approved by the shareholders in 1994 and became effective in February 1995. In January 1996 the Board amended the Incentive Plan to provide for automatic acceleration of the exercisability of all options outstanding under the Incentive Plan in the event of certain corporate transactions, and in March 1996 the Board amended the Incentive Plan to increase the number of shares reserved for issuance under the Incentive Plan to 2,000,000 shares. The shareholders approved these amendments in May 1996. In April 1997 the Board amended the Incentive Plan to increase the number of shares reserved for issuance under the Incentive Plan to 2,750,000 shares. The shareholders approved this amendment in August 1997. The purpose of the Incentive Plan is to attract, retain and provide equity incentives to selected persons to promote the financial success of the Company through awards of stock options.

         From the inception of the Incentive Plan in February 1995 to December 31, 1997, options to purchase an aggregate of 4,535,311 shares of the Company's Common Stock were granted under the Incentive Plan. Of these, options to purchase 1,304,636 shares had been cancelled in connection with repriced options. During the same period, options were granted to each executive officer named in the Summary Compensation Table, as follows: David L. Angel, 384,837 shares (less 182,000 shares that were cancelled in September 1996 in connection with the repricing of options); Eric J. Ochiltree, 171,875 shares; Carl R. Palmer, 129,688 shares (less 55,000 shares that were cancelled in the September 1996 repricing); Felix J. Rosengarten, 156,188 shares (less 71,000 shares that were cancelled in the September 1996 repricing); and James Brennan, 81,250 shares. During the same period, the Company's current executive officers as a group (9 persons) had been granted options to purchase an aggregate of 1,380,275 shares of Common Stock (less 473,324 shares that were cancelled in the September 1996 repricing), no options were granted to current directors or nominees for election as a director who are not executive officers as a group (4 persons) and no options were granted to associates of any of such executive officers, directors or nominees.

Shares Subject to the Incentive Plan

         The Board has reserved an aggregate of 3,550,000 shares of the Company's authorized but unissued Common Stock for issuance under the Incentive Plan (assuming approval of the proposed amendment). In addition, if any option granted pursuant to the Incentive Plan or the Company's 1987 Stock Option Plan (the "1987 Plan") expires or terminates for any reason without being exercised in whole or in part, the shares released from such option will again become available for grant and purchase under the Incentive Plan. As of December 31, 1997, 100,012 shares had been issued upon exercise of options and 2,493,361 shares were subject to outstanding options. As of that date, 1,049,823 shares were available for future grant, after taking into account the proposed amendment to the Incentive Plan and any shares issuable upon exercise of options granted pursuant to the 1987 Plan that have become available for distribution under the Incentive Plan. As of December 31, 1997, there were unexercised options to purchase 144,387 shares of the Company's Common Stock outstanding under the 1987 Plan. The number of shares reserved for issuance pursuant to the Incentive Plan is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events. The closing price of the Company's Common Stock on the Nasdaq National Market on June 22, 1998 was $5.188 per share.

Eligibility

         Employees, officers, directors, consultants, independent contractors and advisors of the Company (and of any subsidiaries and affiliates) are eligible to receive options under the Incentive Plan (the "Participants"). No Participant is eligible to receive more than 500,000 shares of Common Stock under the Incentive Plan throughout the life of the Incentive Plan. As of December 31, 1997, approximately 173 employees were eligible to participate in the Incentive Plan.

Administration

         The Incentive Plan is administered by the Compensation Committee (the "Committee"), the members of which are appointed by the Board. The Committee currently consists of Alan V. King and Frederick L. Zieber, both of whom are "non-employee directors," as defined in the rules promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors," as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). In 1997, Messrs. Flath, Bamber, King and Zieber were the members of the Committee.

         Subject to the terms of the Incentive Plan, the Committee determines the persons who are to receive awards, the number of shares subject to each such award and the terms and conditions of such awards. The Committee also has the authority to construe and interpret any of the provisions of the Incentive Plan or any awards granted thereunder.

Stock Options

         The Incentive Plan permits the granting of options that are intended to qualify either as Incentive Stock Options ("ISOs") or Nonqualified Stock Options ("NQSOs"). ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or any parent or subsidiary of the Company.

         The option exercise price for each ISO share must be no less than 100% of the "fair market value" (as defined in the Incentive Plan) of a share of Common Stock at the time the ISO is granted. The per share exercise price of an ISO granted to a 10% shareholder must be no less than 110% of the fair market value of a share of Common Stock at the time the ISO is granted. The option exercise price for each NQSO share must be no less than 85% of the fair market value of a share of Common Stock at the time of grant. The Company has not granted options under the Incentive Plan at less than fair market value and does not intend to do so in the foreseeable future.

         The exercise price of options granted under the Incentive Plan may be paid as approved by the Committee at the time of grant: (1) in cash (by check);
(2) by cancellation of indebtedness of the Company to the Participant; (3) by surrender of shares of the Company's Common Stock owned by the Participant for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (4) by tender of a full recourse promissory note; (5) by waiver of compensation due to or accrued by the Participant for services rendered; (6) by tender of property; (7) by a "same-day sale" commitment from the Participant and a National Association of Securities Dealers, Inc. ("NASD") broker; (8) by a "margin" commitment from the Participant and a NASD broker; or (9) by any combination of the foregoing.

Restricted Stock Awards

         The Committee may grant Participants restricted stock awards to purchase stock either in addition to, or in tandem with, other awards under the Incentive plan, under such terms, conditions and restrictions as the Committee may determine. The purchase price for such awards must be no less than 85% of the fair market value of the Company's Common Stock on the date of the award (in the case of an award granted to a 10% shareholder, the purchase price must be 100% of fair market value), and can be paid for in any of the forms of consideration listed in items (1) through (6) in "Stock Options" above, as are approved by the Committee at the time of grant. The Company has not granted any restricted stock awards under the Incentive Plan and does not intend to do so in the foreseeable future.

Stock Bonus Awards

         The Committee may grant Participants stock bonus awards either in addition to, or in tandem with, other awards under the Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. The Company has not granted any stock bonus awards under the Incentive Plan and does not intend to do so in the foreseeable future.

Mergers, Consolidations, Change of Control

         In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all of the assets of the Company or any other similar corporate transaction, in which the Company is not the successor corporation, each option shall be automatically accelerated so that each option shall, immediately before the specified effective date for the corporate transaction, become fully exercisable with respect to the total number of shares and may be exercised for all or any portion of such shares; provided, that an option shall not be accelerated if and to the extent that such option is, in connection with the corporate transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof. The determination of comparability shall be made by the Board or the Committee, and the Board or the Committee's determination shall be final, binding and conclusive. Upon the consummation of a corporate transaction, all outstanding options shall, to the extent not previously exercised or assumed by the successor corporation or its parent, terminate and cease to be exercisable.

Amendment of the Incentive Plan

         The Board may at any time terminate or amend the Incentive Plan, including amending any form of award agreement or instrument to be executed pursuant to the Incentive Plan. The Board may not amend the Incentive Plan in any manner that requires shareholder approval pursuant to the Code or the regulations promulgated thereunder or pursuant to applicable securities laws.

Term of the Incentive Plan

         Unless terminated earlier as provided in the Incentive Plan, the Incentive Plan will terminate in September 2004, ten years from the date the Incentive Plan was adopted by the Board.

Federal Income Tax Information

         THE  FOLLOWING  IS  A  GENERAL   SUMMARY  OF  THE  FEDERAL  INCOME  TAX
CONSEQUENCES TO THE COMPANY AND PARTICIPANTS UNDER THE INCENTIVE PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE INCENTIVE PLAN.

         Incentive Stock Options. A Participant will recognize no income upon grant of an ISO and incur no tax on its exercise, unless the Participant is subject to the alternative minimum tax (the "AMT"). If the Participant holds shares acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the Participant generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

         If the Participant disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be capital gain, taxed at a rate that depends upon the amount of time the ISO Shares were held by the Participant.

         Alternative Minimum Tax. The difference between the fair market value of the ISO shares on the date of exercise and the exercise price is an adjustment to income for purposes of the AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). A maximum 20% AMT rate applies to the portion of alternative minimum taxable income that would otherwise be taxable as net capital gain. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO Shares on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

         Nonqualified Stock Options. A Participant will not recognize any taxable income at the time a NQSO is granted. However, upon exercise of a NQSO, the Participant must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's exercise price. The included amount must be treated as ordinary income by the Participant and may be subject to withholding by the Company (either by payment in cash or withholding out of the Participant's salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

         Restricted Stock and Stock Bonus Awards. Restricted stock and stock bonus awards will generally be subject to tax at the time of receipt, unless there are restrictions that enable the Participant to defer tax. At the time tax is incurred, the tax treatment will be similar to that for NOSOs.

         Maximum Tax Rates. The maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain will be taxed at a maximum of 20%. In order to receive long-term capital gain treatment, the stock must be held for more than eighteen months. Mid-term capital gain will be taxed at a maximum rate of 28%. In order to receive mid-term capital gain treatment, the stock must be held for more that one year but not for more than eighteen months. Capital gains are offset by capital losses, and up to $3,000 of capital losses may be offset annually against ordinary income.

         Tax Treatment of the Company. The Company generally will be entitled to a deduction in connection with the exercise of a NQSO by a Participant or the receipt of restricted stock or stock bonuses by a Participant to the extent that the Participant recognizes ordinary income, provided that the Company timely reports such income to the Internal Revenue Service. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares.

ERISA

         The Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under Section 401(a) of the Code.

New Plan Benefits

         The amounts of future option grants under the Incentive Plan are not determinable because, under the terms of the Incentive Plan, such grants are made in the discretion of the Committee. Future option exercise prices are not determinable because they are based upon fair market value of the Company's Common Stock on the date of grant.

         The Board of Directors recommends a vote FOR the approval of the amendment to the 1994 Equity Incentive Plan, described in Proposal No. 2 above.



================================================================================

                    PROPOSAL NO. 3 - APPROVAL OF AMENDMENT TO THE
                         1994 EMPLOYEE STOCK PURCHASE PLAN

================================================================================



         Shareholders are being asked to approve an amendment to the Company's 1994 Employee Stock Purchase Plan (the "Stock Purchase Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 120,000 shares, from 170,000 shares to 290,000 shares. The Board believes that the increase in the number of shares reserved for issuance under the Stock Purchase Plan is in the best interests of the Company because of the continuing need to provide equity participation to attract and retain quality employees and remain competitive in the industry. The Stock Purchase Plan plays an important role in the Company's efforts to attract and retain employees of outstanding ability.

         The Board approved the proposed amendment on May 21, 1998, to be effective upon shareholder approval. Shareholder approval of the amendment requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the meeting. Below is a summary of the principal provisions of the Stock Purchase Plan, assuming shareholder approval of the proposed amendment. The summary is not necessarily complete, and reference is made to the full text of the Stock Purchase Plan.

Stock Purchase Plan History

         The Stock Purchase Plan, covering 120,000 shares of Common Stock, was adopted by the Board and approved by the shareholders in 1994 and became effective in February 1995. In April 1997 the Board amended the Stock Purchase Plan to increase the number of shares reserved for issuance under the Stock Purchase Plan to 170,000 shares. The shareholders approved this amendment in August 1997. The purpose of the Stock Purchase Plan is to provide employees of the Company and its subsidiaries and affiliates designated by the Board as eligible to participate in the Stock Purchase Plan ("Participating Employees") with a convenient means to acquire an equity interest in the Company through payroll deductions and to provide an incentive for continued employment. The Company intends that the Stock Purchase Plan will qualify as an "employee stock purchase plan" under Section 423 of the Code.

Shares Subject to the Stock Purchase Plan

         The Board has reserved an aggregate of 290,000 shares of the Company's authorized but unissued Common Stock for issuance under the Stock Purchase Plan (assuming approval of the proposed amendment). This number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

Administration

         The  Stock  Purchase  Plan  is  administered  by  the  Committee.   The
interpretation or construction by the Committee of any provisions of the Stock Purchase Plan will be final and binding on all Participating Employees.

Eligibility

         All employees of the Company, or any parent or subsidiary, are eligible to participate in an Offering Period (as defined below) under the Stock Purchase Plan, except the following:

                  (a) employees who are not employed by the Company on the 15th day of the month before the beginning of such Offering Period;

                  (b) employees who are customarily employed for less than 20 hours per week;

                  (c) employees who are customarily employed for less than five months in a calendar year; and

                  (d) employees who own stock or hold options to purchase stock or who, as a result of participation in the Stock Purchase Plan, would own stock or hold options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

         As of January 31, 1998, approximately 175 employees were eligible to participate in the Stock Purchase Plan and 135,996 shares had been issued pursuant to the Stock Purchase Plan. As of that date, 34,004 shares were available for future issuance under the Stock Purchase Plan. As of June 22, 1998, the closing price of the Company's Common Stock on the Nasdaq National Market was $5.188 per share.

         Participating Employees participate in the Stock Purchase Plan through payroll deductions. A Participating Employee sets the rate of such payroll deductions, which may not be less than 2% nor more than 10% of the Participating Employee's W-2 compensation, including, but not limited to, base salary, wages, commissions, overtime, shift premiums, bonuses and draws against commissions, before any deductions from the Participating Employee's salary pursuant to Sections 125 or 401(k) of the Code. No Participating Employee is permitted to purchase shares under the Stock Purchase Plan at a rate which, when aggregated with such employee's rights to purchase stock under all similar purchase plans of the Company, exceeds $25,000 in fair market value determined as of the Offering Date for each calendar year.

Offering Periods

         Each offering of Common Stock under the Stock Purchase Plan is for a period of six months (the "Offering Period"). Offering Periods are planned to commence on February 1 and August 1 of each year and end on July 31 and January 31 of each year, respectively. The Board has the power to set the beginning of any Offering Period and to change dates or the duration of Offering Periods without shareholder approval if such change is announced at least 15 days before the scheduled beginning of the first Offering Period to be affected. The first day of each Offering Period is the "Offering Date" for such Offering Period.

         Participating Employees will participate in the Stock Purchase Plan during each Offering Period through regular payroll deductions as described above. Participating Employees may elect to participate in any Offering Period by enrolling as provided under the terms of the Stock Purchase Plan. Once enrolled, a Participating Employee will automatically participate in each succeeding Offering Period unless the Participating Employee withdraws from the Offering Period or the Stock Purchase Plan is terminated. After the rate of payroll deductions for an Offering Period has been set by a Participating Employee, that rate will continue to be effective for the remainder of the Offering Period (and for all subsequent Offering Periods in which the Participating Employee is automatically enrolled) unless otherwise changed by the Participating Employee. The Participating Employee may increase or lower the rate of payroll deductions for any subsequent Offering Period, but may only lower the rate of payroll deductions for an ongoing Offering Period. No more than one change may be made during a single Offering Period.

Purchase Price

         The purchase price of shares that may be acquired in any Offering Period under the Stock Purchase Plan is 85% of the lesser of: (i) the fair market value of the shares on the Offering Date; or (ii) the fair market value of the shares on the last day of the Offering Period. The fair market value of a share of the Company's Common Stock is deemed to be the closing price of the Company's Common Stock on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal.

Purchase of Stock Under the Stock Purchase Plan

         The number of whole shares a Participating Employee will be able to purchase in any Offering Period will be determined by dividing the total payroll amount withheld from the Participating Employee during the Offering Period pursuant to the Stock Purchase Plan by the purchase price for each share determined as described above. The purchase will take place automatically on the last day of such Offering Period.

Withdrawal

         A Participating Employee may withdraw from any Offering Period. Upon withdrawal, the accumulated payroll deductions will be returned to the withdrawn Participating Employee, without interest, provided that the withdrawal occurs at least 15 days before the last day of the Offering Period. If the withdrawal occurs less than 15 days before the last day of an Offering Period, payroll deductions will continue for the remainder of that Offering Period. No further payroll deductions for the purchase of shares will be made for the succeeding Offering Period unless the Participating Employee enrolls in the new Offering Period at least 15 days before the Offering Date.

Amendment of the Stock Purchase Plan

         The Board may at any time amend, terminate or extend the term of the Stock Purchase Plan, except that any such termination cannot affect the terms of shares previously granted under the Stock Purchase Plan, nor may any amendment make any change in the terms of shares previously granted which would adversely affect the right of any participant, nor may any amendment be made without shareholder approval if such amendment would: (a) increase the number of shares that may be issued under the Stock Purchase Plan or (b) change the designation of the employees (or class of employees) eligible for participation in the Stock Purchase Plan.

Term of the Stock Purchase Plan

         The Stock  Purchase Plan will  continue  until the earlier to occur of:
(i) termination of the Stock Purchase Plan by the Board; (ii) the issuance of all the shares of Common Stock reserved for issuance under the Stock Purchase Plan; or (iii) September 2004, ten years after the date the Stock Purchase Plan was adopted by the Board.

Federal Income Tax Information

         THE FOLLOWING IS A GENERAL SUMMARY OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND EMPLOYEES PARTICIPATING IN THE STOCK PURCHASE PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPATING EMPLOYEE WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPATING EMPLOYEE HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISER REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE STOCK PURCHASE PLAN.

         The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

         Tax Treatment of the Participating Employee. Participating Employees will not recognize income for federal income tax purposes either upon enrollment in the Stock Purchase Plan or upon the purchase of shares. All tax consequences are deferred until a Participating Employee sells the shares, disposes of the shares by gift or dies.

         If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable Offering Period, or if the Participating Employee dies while owning the shares, the Participating Employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of: (i) 15% of the fair market value of the shares at the beginning of the Offering Period; or (ii) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of shares is treated as capital gain. The tax rates applicable to ordinary income and long-term capital gain are as described in "Proposal No. 2 - Amendment of 1994 Equity Incentive Plan - Federal Income Tax Information". If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the Participating Employee has a capital loss for the difference between the sale price and the purchase price.

         If the shares are sold or are otherwise disposed of including by way of gift (but not death, bequest or inheritance) (in any case, a "disqualifying disposition") within either the one-year or the two-year holding periods described above, the Participating Employee realizes ordinary income at the time of sale or other disposition, taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. This excess will constitute ordinary income (not currently subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the aggregate fair market value of the shares at the date of purchase is a capital gain or loss. Capital gains may be offset by capital losses, and up to $3,000 of capital losses may be offset annually against ordinary income.

         Tax Treatment of the Company. The Company will be entitled to a deduction in connection with the disposition of shares acquired under the Stock Purchase Plan only to the extent that the Participating Employee recognizes ordinary income on a disqualifying disposition of the shares. The Company will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, Participating Employees will be required to notify the Company in writing of the date and terms of any disposition of shares purchased under the Stock Purchase Plan.

ERISA

         The Stock Purchase Plan is not subject to any of the provisions of ERISA and is not qualified under Section 401(a) of the Code.

New Plan Benefits

         The amounts of future stock purchases under the Stock Purchase Plan are not determinable because, under the terms of the Stock Purchase Plan, purchases are based upon elections made by Participating Employees. Future purchase prices are not determinable because they are based upon fair market value of the Company's Common Stock.

         The Board of Directors recommends a vote FOR the approval of the amendment to the Stock Purchase Plan, described in Proposal No. 3 above.



================================================================================

                       PROPOSAL NO. 4 - APPROVAL OF AMENDMENT
                       TO THE 1994 DIRECTORS STOCK OPTION PLAN

================================================================================



            Shareholders are being asked to approve an amendment to the Company's 1994 Directors Stock Option Plan (the "Directors Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 80,000 shares, from 120,000 shares to 200,000 shares. The Board believes that the amendment is in the best interests of the Company. Members of the Company's Board of Directors are not compensated for their services (with the exception of reimbursement for certain expenses) other than through the Directors Plan. The Board believes that the amendment will enable the Company to continue to provide financial incentives to better enable the Company to attract and retain non-employee directors of outstanding ability.

         The Board approved the proposed amendment described above on May 21, 1998. Shareholder approval of the amendment requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Meeting.

         Below is a summary of the principal provisions of the Directors Plan, assuming shareholder approval of the proposed amendment. The summary is not necessarily complete, and reference is made to the full text of the Directors Plan.

Directors Plan History

         The Board and shareholders originally adopted the Directors Plan in 1994. The Directors Plan became effective in February 1995. In March 1996 the Board amended the Directors Plan to (i) to reduce the period during which options granted pursuant to the Directors Plan become exercisable from four (4) years to one (1) year, and (ii) to change the date of grant of the automatic "succeeding" option grants to directors from each such director's anniversary date of joining the Board to, in 1996, March 21, 1996, and in 1997 and in all succeeding years, to January 1 of each such year. The shareholders approved these amendments in August 1997. The purpose of the Directors Plan is to enhance the Company's ability through the use of equity incentives to attract and retain highly qualified non-employee directors.

Shares Subject to the Directors Plan

         The Board has reserved an aggregate of 200,000 shares of the Company's authorized but unissued Common Stock for issuance under the Directors Plan (assuming approval of the proposed amendment). In addition, if any option granted pursuant to the Directors Plan expires or terminates for any reason without being exercised in whole or in part, the shares released from such option will again become available for grant and purchase under the Directors Plan. As of December 31, 1997, no shares had been issued upon exercise of options and 67,500 shares were subject to outstanding options. As of that date, 52,500 shares were available for future grant, after taking into account the proposed amendment to the Directors Plan. The number of shares reserved for issuance pursuant to the Directors Plan is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events. The closing price of the Company's Common Stock on the Nasdaq National Market on June 22, 1998 was $5.188 per share.

 Administration

         The Directors Plan may be administered by the Board or by a committee of the Board, and is currently administered by the Board. The interpretation by the Board of any of the provisions of the Directors Plan or any option granted under the Directors Plan is final and conclusive. No non-employee director may receive more than 30,000 shares under the Directors Plan.

Eligibility

         Under the Directors Plan, the Company automatically grants options to each director of the Company who is not an employee of the Company (or any parent subsidiary or affiliate of the Company) in accordance with the formula specified in the next paragraph. Directors who are consultants or independent contractors of the Company are eligible to participate in the Directors Plan. As of December 31, 1997 four persons were eligible to receive options pursuant to the Directors Plan.

Formula for Option Grants

         Each non-employee director will automatically be granted (the "Initial Grant") an option on the day he or she joins the Board to purchase 7,500 shares of Common Stock under the Directors Plan. On January 1 of each succeeding year, each such non-employee director will automatically be granted an option (each such grant referred to as a "Succeeding Grant") to purchase 7,500 shares of Common Stock under the Directors Plan, so long as he or she is serving as a director on such date.

Terms of Option Grants

         Options granted pursuant to the Directors Plan are intended to qualify as NQSOs. Each Initial Grant and Succeeding Grant is exercisable at the rate of one-twelfth (1/12) of the shares per month and therefore is fully vested as to all of the shares at the end of one full year following the grant date, so long as the director continuously remains a director of the Company.

         The option exercise price will be the fair market value of the shares of Common Stock as of the date of grant of the option. The option exercise price will be payable in cash (by check) and as further described in "Proposal No. 2 - Amendment of 1994 Equity Incentive Plan - Stock Options" above.

Mergers, Consolidations, Change of Control

         In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all of the assets of the Company or any other similar corporate transaction, in which the Company is not the successor corporation, each option shall be automatically accelerated so that each option shall, immediately before the specified effective date for the corporate transaction, become fully exercisable with respect to the total number of shares and may be exercised for all or any portion of such shares; provided, that an option shall not be accelerated if and to the extent that such option is, in connection with the corporate transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof. The determination of comparability shall be made by the Board, and the Board's determination shall be final, binding and conclusive. Upon the consummation of a corporate transaction, all outstanding options shall, to the extent not previously exercised or assumed by the successor corporation or its parent, terminate and cease to be exercisable.

Amendment of the Directors Plan

         The Board, to the extent permitted by law, and with respect to any shares at the time not subject to options, may terminate or amend the Directors Plan; provided, however, that no amendment of the Directors Plan may adversely affect any then outstanding options or any unexercised portions thereof without the written consent of the non-employee director.

Term of the Directors Plan

         Unless terminated earlier as provided in the Directors Plan, the Directors Plan will terminate in September 2004, ten years from the date the Directors Plan was adopted by the Board.

Federal Income Tax Information and ERISA

         For the federal income tax implications to the non-employee directors and the Company of options granted under the Directors Plan, please refer to the discussion of the tax implications of nonqualified stock options in "Proposal No. 2 - Amendment of 1994 Equity Incentive Plan - Federal Income Tax Information" and "-ERISA."

New Plan Benefits

         Only non-employee directors of the Company are eligible to participate in the Directors Plan. The grant of options under the Directors Plan is not discretionary. Under the Directors Plan, each such non-employee director who is a director of the Company on January 1 of any year will be granted an option to purchase 7,500 shares of the Company's Common Stock on January 1 of such year. Any new non-employee director will be granted an option to purchase 7,500 shares of the Company's Common Stock on the date of his or her first appointment to the Board. The exercise prices of these options are not determinable because they are equal to fair market value of the Company's Common Stock on the date of grant.

         The Board of Directors recommends a vote FOR the approval of the amendment to the Directors Plan, described in Proposal No. 4 above.



================================================================================

                    PROPOSAL NO. 5 - RATIFICATION OF SELECTION OF
                              INDEPENDENT AUDITORS

================================================================================



         The Board of Directors has selected Arthur Andersen LLP as the Company's independent auditors to perform the audit of the Company's financial statements for the year ending December 31, 1998, and the shareholders are being asked to ratify such selection. Notwithstanding the selection, the Board, in its discretion may direct the appointment of new independent auditors at any time during the year, if the Board feels that such a change would be in the best interests of the Company and its shareholders. In the event of a negative vote of such ratification, the Board of Directors will reconsider its selection.

         Representatives of Arthur Andersen LLP will be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so and will be available to respond to appropriate questions.

The Board of Directors Recommends a Vote FOR the Ratification of the Selection of Arthur Andersen LLP.

          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information known to the Company, as of June 22, 1998, with respect to beneficial ownership of the Company's Common Stock by (i) each shareholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each present director, (iii) each Named Officer and (iv) all executive officers and directors as a group.


                                                                                  Shares Beneficially
                                                                                       Owned (1)
                                                                                ----------------------
                           Name of Beneficial Owner                              Number       Percent
                           ------------------------                              ------       -------

Amber Arbitrage(2)..............................................................1,339,177      13.6%
Winbond Electronics Corp.(3)....................................................1,228,000      12.5%
Kaufmann Fund Inc.(4)...........................................................  709,000       7.2%
Frederick B. Bamber
     Technologies for Information & Publishing, L.P.(5).........................  573,270       5.8%
Dimensional Fund Advisors Inc.(6)...............................................  503,500       5.1%
David L. Angel(7)...............................................................  201,458       2.0%
Eugene J. Flath(8)..............................................................  118,694       1.2%
Felix J. Rosengarten(9).........................................................  111,620       1.1%
Eric J. Ochiltree(10)...........................................................   74,493       *
James Brennan(11)...............................................................   35,020       *
Frederick L. Zieber(12).........................................................   32,155       *
Carl R. Palmer(13)..............................................................   28,835       *
Alan V. King(14)................................................................   11,875       *
All executive officers and directors as a group (13 persons)(15)................1,429,169      14.5%
----------------
  * less than 1%


  (1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Unless otherwise indicated, the persons named in this table have sole voting and sole investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of June 22, 1998 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) The share ownership is as reported on Schedule 13G as filed dated May 13, 1998. The address for Amber Arbitrage is c/o Custom House Fund Management Ltd., 31 Kindare Street, Dublin, Ireland, E9, 00001.

(3) The share ownership is as reported on Schedule 13D as filed dated May 22, 1998. The address for Winbond Electronics Corp. is No. 4, Creation Road, III, Science-Based Industrial Park, Hsinchu, Taiwan, R.O.C.

(4) The share ownership is as reported on Schedule 13G as amended dated January 29, 1998. The address for Kaufmann Fund Incorporated is 140 East 45th Street, 43rd Floor, Suite 2624, New York, New York 10017.

(5) Mr. Bamber, a director of the Company, is a managing general partner of such partnership. The other managing general partners of the partnership are David A. Boucher and Thomas H. Grant. The managing general partners share voting and investment power over the shares held by the partnership. The address for Messrs. Bamber, Boucher and Grant and the partnership is One Cranberry Hill, Lexington, Massachusetts 02173. Also includes 25,624 shares subject to options exercisable within 60 days of June 22, 1998.

(6) The share ownership is as reported on Schedule 13G as amended dated February 10, 1998. The address for Dimensional Fund Advisors Incorporated is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(7) Includes 83,417 shares subject to options exercisable within 60 days of June 22, 1998. Mr. Angel is Chairman of the Board, Chief Executive Officer and a director of the Company.

(8) Includes 67,187 shares subject to options exercisable within 60 days of June 22, 1998. Mr. Flath is a director of the Company.

(9)   Includes  40,187 shares subject to options  exercisable  within 60 days of
      June  22,  1998.   Mr.   Rosengarten  is  Vice   President,   Finance  and
      Administration, and Chief Financial Officer of the Company.

(10) Includes 65,626 shares subject to options exercisable within 60 days of June 22, 1998. Mr. Ochiltree is President and Chief Operating Officer of the Company.

(11) Includes 33,020 shares subject to options exercisable within 60 days of June 22, 1998. Mr. Brennan is Vice President, Technology and Advanced Development, of the Company.

(12) Includes 25,155 shares subject to options exercisable within 60 days of June 22, 1998. Mr. Zieber is a director of the Company.

(13) Includes 25,937 shares subject to options exercisable within 60 days of June 22, 1998. Mr. Palmer is Vice President, Engineering, of the Company.

(14) Includes 11,875 shares subject to options exercisable within 60 days of June 22, 1998. Mr. King is a director of the Company.

(15)  Includes the shares  subject to options stated to be included in footnotes
      (5) and (7) through (14) and 378,028 additional shares subject to options exercisable within 60 days of June 22, 1998.

                               EXECUTIVE OFFICERS

         The following table lists certain information regarding the Company's executive officers as of June 22, 1998.


Name                         Age                 Position
----                         ---                 --------

David L. Angel                57      Chairman of the Board and Chief Executive Officer
Eric J. Ochiltree             50      Director, President and Chief Operating Officer
Karin L. Bootsma              33      Vice President, Marketing
James Brennan                 55      Vice President, Technology and Advanced Development
Michael Geilhufe              55      Vice President, Business Development
P. Ross Hayden                53      Vice President, Sales
Carl R. Palmer                46      Vice President, Engineering
Felix J. Rosengarten          63      Vice President, Finance and Administration and Chief Financial
                                      Officer, Assistant Secretary of the Board
Alfred R. Woodhull            58      Vice President, Manufacturing
-----------


         Information regarding David L. Angel and Eric J. Ochiltree is listed under "Proposal No. 1 - Election of Directors."

         Ms. Bootsma joined the Company in April 1993 as Marketing Manager. She became Director of Marketing in January 1994, Managing Director of Marketing in November 1996, and she was appointed Vice President of Marketing in March 1997. From July 1990 to April 1993, she was a Product Marketing Manager for Cirrus Logic. She holds a B.S.M.E. degree from the University of the Pacific and an M.B.A. degree from the University of Santa Clara.

         Mr. Brennan joined the Company in June 1995 as principal engineer and was appointed Vice President, Technology and Advanced Development in March 1996. From 1989 until he joined the Company Mr. Brennan held a similar position at Intel. Mr. Brennan has a B.S.E.E. degree from Duke University and an M.S.E.E. degree from the University of Houston.

         Mr. Geilhufe co-founded the Company in December 1987. He has served as Vice President, Business Development since February 1997 and Vice President, Quality and Reliability from May 1993 to February 1997. From June 1989 to May 1993, he served as Vice President, Manufacturing of the Company. Mr. Geilhufe was also a director of the Company from December 1987 to May 1990. He holds a B.S.E.E. degree from the University of California at Berkeley, an M.S.E.E. degree from California State University at Long Beach and an M.B.A. degree from the University of Santa Clara.

         Mr. Hayden joined the Company in December 1993 as Director of North American Sales. He became Director of World Wide Sales in August 1996 and was appointed Vice President of Sales in February 1997. From April 1993 to December 1993, he was Director of World Wide Sales for Austek Microsystems, a
semiconductor company. He holds B.S.E.E. and M.S.E.E. degrees from the University of Louisville.

         Mr. Palmer joined the Company in November 1995 as Director, IC Design Center, and was appointed Vice President, Engineering in March 1996. From 1983 until he joined the Company, Mr. Palmer held various engineering management positions at SuperFlow Corporation, a manufacturer of computer automated engine, vehicle, and emissions test equipment, the most recent being Vice President, Engineering. He holds B.S.E.E. and M.S.E.E. degrees from University of Florida and an M.B.A. from the University of Colorado.

         Mr. Rosengarten joined the Company as Acting Vice President of Finance and Administration in March 1991. He was appointed Chief Financial Officer of the Company in May 1991 and was elected Vice President, Finance and Administration and Chief Financial Officer in July 1991. From May 1989 to December 1990, he was Vice President and General Manager of the West Coast operations of Drytek, Inc., a semiconductor processing equipment manufacturer. Mr. Rosengarten has a B.S. Chem.E. degree from Cornell University and an M.B.A. degree from Villanova University.

         Mr. Woodhull has served as Vice President, Manufacturing since he joined the Company in April 1994. From November 1989 to April 1994, he was Vice President, Operations, of Avasem, a semiconductor company, and of Avasem/ICS after Avasem's acquisition by Integrated Circuit Systems, Inc. He was also founder and President of Advanced World Products, a company providing duplication services and equipment repair, from October 1989 to December 1992. Mr. Woodhull completed undergraduate studies through Lafayette College.

                             EXECUTIVE COMPENSATION


         The following table sets forth all compensation awarded to, earned by or paid for services rendered to the Company in all capacities by, the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers who were serving as executive officers at the end of 1997 (together, the "Named Officers") during 1997, 1996, and 1995.

                                      Summary Compensation Table


                                                          Annual Compensation
                                                      ----------------------------
                                                                                                        All Other
        Name and Principal Position              Year      Salary        Bonus      Options Granted     Compensation
        ---------------------------              ----      ------        -----      ---------------     ------------

David L. Angel.............................      1997    $249,000      $     0         20,837            $      0
 Chairman and Chief Executive Officer            1996     175,000            0        282,000 (1)          22,245 (2)
                                                 1995     175,000       30,000         82,000                   0

Eric J. Ochiltree..........................      1997     215,000       10,000         21,875                   0
 President and Chief Operating Officer           1996      24,460            0        150,000                   0


Carl R. Palmer.............................      1997     155,000            0         17,188              28,774 (3)
 Vice President, Engineering                     1996     125,000       20,000         87,500 (4)          23,576 (5)
                                                 1995      15,019            0         25,000                   0

Felix J. Rosengarten.......................      1997     155,000            0         13,688               8,942 (2)
 Vice President, Finance and Administration      1996     130,000            0        111,500 (6)           8,525 (2)
 and Chief Financial Officer                     1995     130,000       30,000         31,000                   0

James Brennan..............................      1997     155,000            0         27,500                 217 (7)
 Vice President, Technology and Advanced         1996     140,400            0         28,750                   0
 Development                                     1995      74,683       20,000         25,000                   0


(1) Mr. Angel received 100,000 shares as new option grants in 1996. Options granted in 1996 also include grants of options to purchase 182,000 shares associated with the repricing of previously granted options.

(2)   Represents payment for vacation accrued in excess of 20 days.

(3) Represents compensation for relocation of $8,300 and accrued vacation of $20,474.

(4) Mr. Palmer received 32,500 shares as new option grants in 1996. Options granted in 1996 also include grants of options to purchase 55,000 shares associated with the repricing of previously granted options.

(5)   Represents payment for relocation.

(6) Mr. Rosengarten received 40,500 shares as new option grants in 1996. Options granted in 1996 also include grants of options to purchase 71,000 shares associated with the repricing of previously granted options.

(7) Represents awards received in connection with the filing of new patent applications.

         The following table shows, as to each of the Named Officers, option grants during the last year and the potential realizable value of those options, assuming 5% and 10% appreciation, at the end of their term:


                                   Option Grants in 1997


                                      Individual Grants
                         --------------------------------------------
                          Number of        % of Total                                   Potential Realizable Value
                          Securities         Options       Exercise                       at Assumed Annual Rates
                          Underlying       Granted to        Price                      of Stock Price Appreciation
                           Options        Employees in        Per       Expiration            for Option Term
                                                                                       ------------------------------
        Name              Granted(1)         1997(2)         Share       Date(3)            5%(4)           10%(4)
----------------------   -------------   ----------------   ---------  -------------   -------------   --------------

David L. Angel              20,837            2.0%           $ 6.625      1/1/08         $  86,816       $ 220,008
Eric J. Ochiltree           21,875            2.1%             6.625      1/1/08            91,140         230,968
Carl R. Palmer              17,188            1.7%             6.625      1/1/08            71,612         181,480
Felix J. Rosengarten        13,688            1.3%             6.625      1/1/08            57,030         144,525
James Brennan               27,500            2.6%             6.625      1/1/08           114,576         290,360


(1) Options granted under the Company's 1994 Stock Option Plan typically have a 10-year term, vest over a four-year period of employment and have an exercise price equal to market value on the date of grant.

(2) Options to purchase an aggregate of 1,007,879 shares of Common Stock of the Company were granted to employees during the year ended December 31, 1997.

(3) Options may terminate before their expiration dates if the optionee's status as an employee or consultant is terminated, upon the optionee's death or upon an acquisition of the Company.

(4) Potential realizable value is based on an assumption that the market price of the stock appreciates at the stated rate, compounded annually, from the date of grant until the end of the ten-year option term. These values are calculated based on requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price appreciation.

         The  following  table sets forth  certain  information  concerning  the exercise of options by each of the Named Officers during 1997, including the aggregate amount of gain on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 1997. Also reported are values of "in-the-money" options that represent the difference between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of December 31, 1997 ($ 6.031 per share), based on the closing price of the Company's stock on December 31, 1997. The Company does not grant stock appreciation rights.

                  Aggregated Option Exercises in 1997 and Year-End Option Values


                                                          Number of Securities            Value of Unexercised
                                                         Underlying Unexercised           In-the-Money Options
                                                         Options at Year-End (#)               at Year-End
                      Shares Acquired      Value         -----------------------          --------------------
        Name          on Exercise (#)    Realized(1)   Exercisable   Unexercisable    Exercisable     Unexercisable
        ----          ---------------    -----------   -----------   -------------    -----------     -------------

David L. Angel                    0        $     0          93,333         145,962      $ 198,003           $    0
Eric J. Ochiltree             8,000              0          32,625         131,250          1,011            3,391
Carl R. Palmer                    0              0          17,188          57,500              0                0
Felix J. Rosengarten         14,101         91,656          29,688          63,000         40,733                0
James Brennan                     0              0          23,021          58,229              0                0
--------------

 (1) "Value Realized" represents the fair market value of the shares of Common Stock underlying the options on the date of exercise based on the closing price of the Company's stock on the date of exercise, less the aggregate exercise price of the options.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


         The Compensation Committee consists of Messrs. King and Zieber. The members of the Compensation Committee are independent outside directors. There is no interlocking relationship between the Board or Compensation Committee and the board of directors or compensation committee of any other company.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Since January 1, 1997, there have been no transactions or series of transactions involving more than $60,000 between the Company and any current executive officer, director, 5% beneficial owner of the Company's Common Stock or any member of the immediate family of any of the foregoing in which one or more of the foregoing individuals or entities had a material interest, except as indicated in "Proposal No. 1 - Election of Directors Director Compensation" and "Executive Compensation" above.

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

         The Compensation Committee establishes the general compensation policy of the Company. The role of the Compensation Committee is to review, establish guidelines, and approve salaries, cash bonuses, stock options and other compensation of the executive officers. In 1997, the Compensation Committee consisted of outside directors Frederick B. Bamber, Eugene J. Flath, Alan V. King (from July 1 through the present), and Frederick L. Zieber (from March 20 through the present). David L. Angel, Chairman of the Board and Chief Executive Officer of the Company, and Eric J. Ochiltree, President and Chief Operating Officer, attend certain of the meetings of the Compensation Committee and make recommendations regarding executive compensation. Neither Mr. Angel nor Mr. Ochiltree attended any Compensation Committee meetings where Mr. Angel's or Mr. Ochiltree's compensation package was being discussed by the Compensation Committee. The Compensation Committee administers the 1994 Equity Incentive Plan, the 1987 Stock Option Plan and the Employee Stock Purchase Plan.

         In 1998, the Compensation Committee was comprised of Alan V. King and Frederick L. Zieber. The President or CEO and the Director of Human Resources are ex officio members of the Committee.

General Compensation Policy

         The Compensation Committee has set forth the following as criteria for total executive compensation:

         *    The  Company's  total   executive  compensation  package  must  be
              competitive in the marketplace so as to enable the Company to attract and retain top caliber executive talent.

         * The Company's executive compensation must be linked to the Company's overall performance. The philosophy of the Compensation Committee is that base salary should be on par with industry averages for comparable companies; however, the executive officers should have significant cash bonus incentives if the Company meets or exceeds the goals committed to the Board, particularly in view of the Board's opinion of the relative difficulty in reaching these goals given competitive market conditions and other factors affecting the Company's performance.

         * The Compensation Committee believes that stock options play an important role in attracting and retaining qualified personnel in that stock options provide personnel with a reward directly tied to increased stock values.

         The Committee's philosophy in compensating executive officers, including the CEO, is to relate compensation directly to corporate performance. Thus, the Company's compensation policy, which applies to management and other employees of the Company, relates a portion of each individual's total compensation to the Company's corporate objectives set forth at the beginning of the Company's fiscal year, as well as to individual contributions. Consistent with this policy, a designated portion of the compensation of the executive officers of the Company is contingent on corporate performance and adjusted based on the individual officer's performance as measured against established personal objectives. Long-term equity incentives for executive officers are effected through the granting of stock options under the 1994 Equity Incentive Plan. Stock options generally have value for the executive only if the price of the Company's stock increases above the fair market value on the grant date and the executive remains in the Company's employ for the period required for the shares to vest.

1997 Executive Compensation

         Base Salaries. The base salary for each executive officer for 1997 was determined by the Compensation Committee after a review of compensation survey data including the Radford Executive Compensation Report, private venture capital salary survey data, compensation data published in the initial public offering prospectuses of comparable industry companies and compensation data regarding public companies published in the San Jose Mercury News and the San Francisco Chronicle.

         Incentive Compensation. Once base salaries were determined, an additional portion of total compensation was offered to Company executives based upon corporate performance under the Executive Bonus Plan of 1996. Under this plan, cash awards would have been made to certain officers and key employees based upon the Company's overall performance measured by pre-tax income. In 1997, as a result of the Company's performance, no bonus pool was established.

         Stock Options. Stock option grants by the Compensation Committee take into consideration the anticipated future contribution and ability to impact corporate business results of each affected executive officer. In 1997, the Committee determined that each executive officer should have an approximately equal number of shares of Company stock that can be exercised, each year, through 2000. The Compensation Committee believes that its 1997 determination is an effective technique to enhance executive officer performance and retention.

1997 CEO Compensation

         In 1997, Mr. Angel's total compensation was $249,000 (as compared to $175,000 in 1996). Mr. Angel received no bonus in 1997 and no bonus in 1996. The basis for no bonus paid to Mr. Angel was that the Company's financial performance remained unprofitable throughout 1997, and established objectives were not met. As a result of the Company's overall performance, the Compensation Committee granted Mr. Angel an option for 20,837 shares in January 1998. The Compensation Committee believes such option is appropriate for Mr. Angel's level of responsibility and is well within competitive practices, taking into account prior stock option grant history, the level of vested shares and the number of shares Mr. Angel already owns. The Compensation Committee determined that this new option grant provided the necessary incentive to Mr. Angel.

Compliance with Section 162(m) of the Internal Revenue Code of 1986

         The Company intends to comply with the requirements of Section 162(m) of the Code. The 1994 Equity Incentive Plan is currently in compliance with
Section 162(m) by virtue of the inclusion of a limitation on the number of shares that an executive officer may receive under the 1994 Equity Incentive Plan. The Company does not expect cash compensation for 1998 to be affected by the requirements of Section 162(m).

                                COMPENSATION COMMITTEE
                                     Frederick B. Bamber
                                     Eugene J. Flath
                                     Alan V. King (from July 1, 1997)
                                     Frederick L. Zieber (from March 20, 1997)





                              SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the Company's Annual Meeting of Shareholders in 1999 must be received by the Company at its principal executive offices no later than March 10, 1999 in order to be included in the Company's Proxy Statement and form of proxy relating to that meeting.




                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

         Section 16 of the Securities Exchange Act as amended, requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors of the Company, the Company believes that all filings required to be made by the Company's officers, directors and 10% shareholders during 1997 were made in a timely manner.

                         COMPANY STOCK PRICE PERFORMANCE

Comparison of Shareholder Return

         The graph below compares the cumulative total shareholder return on the Company's Common Stock from February 8, 1995 (the effective date of the Company's initial public offering) through December 31, 1997 with the cumulative return on the Nasdaq Stock Market (U.S.) Index and the Nasdaq Electronic Component Stock Index over the same period (assuming the investment of $100 in the Company's Common Stock and in each of the indexes on February 8, 1995 and reinvestment of all dividends).

         The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts. The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of the Company's Common Stock.


Measurement Period
 (Fiscal Quarter)        ISD      Nasdaq Stock Market      Nasdaq Elec. Comp.
 ----------------       -----     -------------------      ------------------

      2/8/95            100             100                      100
        3/95            143.3           104.4                    110.4
        6/95            166.7           119.4                    156.9
        9/95            150.8           133.8                    169.1
       12/95             74.2           135.4                    146.1
        3/96             56.7           141.8                    145.2
        6/96             63.3           153.3                    165.9
        9/96             46.7           158.8                    201.1
       12/96             49.2           166.6                    252.7
        3/97             45.4           157.6                    254.7
        6/97             47.5           186.4                    272.2
        9/97             75.0           218.0                    353.5
       12/97             40.2           204.5                    265.0

OTHER BUSINESS

         The Board of Directors does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the Meeting except as specified in the notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Dated: June 26, 1998

                                   By Order of the Board of Directors


                                   /S/ Felix J. Rosengarten
                                   ----------------------------------

                                   Felix J. Rosengarten
                                   Vice President, Finance and Administration and Chief Financial Officer





         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                        INFORMATION STORAGE DEVICES, INC.

                           1994 EQUITY INCENTIVE PLAN

                          As Adopted September 12, 1994
                         As Amended through May 21, 1998


                1. PURPOSE. The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

                2. SHARES SUBJECT TO THE PLAN.

                      2.1      Number of Shares Available.  Subject to  Sections
2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to the Plan shall be 3,550,000 Shares. Any shares issuable upon exercise of options granted pursuant to the 1987 Stock Option Plan ( the "Prior Plan") that expire or become unexercisable for any reason without having been exercised in full, shall no longer be available for distribution under the Prior Plan, but shall be available for distribution under this Plan. Subject to Sections 2.2 and 18, Shares shall again be available for grant and issuance in connection with future Awards under the Plan that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option, (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price, or (c) are subject to an Award that otherwise terminates without Shares being issued.

                      2.2 Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under the Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and
(c) the number of Shares subject to other outstanding Awards shall be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Committee.

                3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person shall be eligible to receive more than 500,000 Shares at any time during the term of this Plan pursuant to the grant of Awards hereunder. A person may be granted more than one Award under the Plan.

                4.       ADMINISTRATION.

                      4.1      Committee  Authority.   The  Plan  shall  be
administered by the Committee or the Board acting as the Committee. Subject to the general purposes, terms and conditions of the Plan, and to the direction of the Board, the Committee shall have full power to implement and carry out the Plan. The Committee shall have the authority to:

                (a) construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

                (b) prescribe, amend and rescind rules and regulations relating to the Plan;

                (c)      select persons to receive Awards;

                (d)      determine the form and terms of Awards;

                (e) determine the number of Shares or other consideration subject to Awards;

                (f) determine whether Awards will be granted singly, in combination, in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

                (g)      grant waivers of Plan or Award conditions;

                (h) determine the vesting, exercisability and payment of Awards;

                (i) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

                (j)      determine whether an Award has been earned; and

                (k) make all other determinations necessary or advisable for the administration of the Plan.

                      4.2 Committee Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under the Plan to Participants who are not Insiders of the Company.

                      4.3 Composition of Committee. If two or more members of the Board are Outside Directors, the Committee shall be comprised of at least two members of the Board, all of whom are Outside Directors.

                5. OPTIONS. The Committee may grant Options to eligible persons and shall determine whether such Options shall be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                      5.1 Form of Option Grant. Each Option granted under the Plan shall be evidenced by an Award Agreement which shall expressly identify the Option as an ISO or NQSO ("Stock Option Agreement"), and be in such form and contain such provisions (which need not be the same for each Participant) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan.

                      5.2 Date of Grant. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of the Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

                      5.3 Exercise Period. Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company ("Ten Percent Shareholder") shall be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number or percentage as the Committee determines.

                      5.4 Exercise Price. The Exercise Price shall be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that
(i) the Exercise Price of an ISO shall be not less than 100% of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any ISO granted to a Ten Percent Shareholder shall not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of the Plan.

                      5.5      Method of Exercise.  Options  may  be   exercised
only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

                      5.6      Termination.    Notwithstanding   the    exercise
periods set forth in the Stock Option Agreement, exercise of an Option shall always be subject to the following:

                (a) If the Participant is Terminated for any reason except death or Disability, then Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement), but in any event, no later than the expiration date of the Options.

                (b) If the Participant is terminated because of death or Disability (or the Participant dies within three (3) months of such termination), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement), but in any event no later than the expiration date of the Options.

                      5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

                      5.8      Limitations on ISOs.  The  aggregate Fair  Market
Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) shall not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Options for the first $100,000 worth of Shares to become exercisable in such calendar year shall be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year shall be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be automatically incorporated herein and shall apply to any Options granted after the effective date of such amendment.

                      5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of Participant, impair any of Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with
Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of the Plan for Options granted on the date the action is taken to reduce the Exercise Price.

                      5.10 No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to ISO shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

                6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee shall determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares shall be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

                      6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to the Plan shall be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock shall be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty
(30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer shall terminate, unless otherwise determined by the Committee.

                      6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award shall be determined by the Committee and shall be at least 85% of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Shareholder, in which case the Purchase Price shall be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of the Plan.

                      6.3 Restrictions. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine.

                7. STOCK BONUSES.

                         7.1      Awards of Stock Bonuses.  A  Stock   Bonus  is
an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent, Subsidiary or Affiliate and/or individual performance factors or upon such other criteria as the Committee may determine.

                      7.2 Terms of Stock Bonuses. The Committee shall determine the number of Shares to be awarded to the Participant and whether such Shares shall be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee shall determine: (a) the nature, length and starting date of any period during which performance is to be measured (the "Performance Period") for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goal and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

                      7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee shall determine.

                      7.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant shall be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee shall determine otherwise.

                8. PAYMENT FOR SHARE PURCHASES.

                         8.1 Payment.  Payment for Shares purchased  pursuant to
the Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

                (a) by cancellation of indebtedness of the Company to the Participant;

                (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

                (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Purchase Price equal to the par value of the Shares, if any, must be paid in cash.

                (d) by waiver of compensation due or accrued to Participant for services rendered;

                (e)      by tender of property;

                (f) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                         (1)      through  a "same  day  sale"  commitment  from
                                  Participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                         (2) through a "margin" commitment from Participant and a NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company;
                or

                (g)      by any combination of the foregoing.

                      8.2      Loan Guarantees.   The  Committee  may  help  the
Participant pay for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

                9. WITHHOLDING TAXES.

                      9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under the Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                      9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

                10. PRIVILEGES OF STOCK OWNERSHIP.

                         10.1       Voting and Dividends.  No Participant  shall
have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant shall be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant shall have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 12.

                         10.2       Financial Statements.    The  Company  shall
provide financial statements to each Participant prior to such Participant's purchase of Shares under the Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company shall not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

                11. TRANSFERABILITY. Awards granted under the Plan, and any interest therein, shall not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award shall be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

                12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement
(a) a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, and/or (b) a right to repurchase a portion of or all Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under the Plan, for cash or cancellation of purchase money indebtedness, at: (A) with respect to Shares that are "Vested" (as defined in the Award Agreement), the higher of: (l) Participant's original Purchase Price, or (2) the Fair Market Value of such Shares on Participant's Termination Date, provided, that such right of repurchase (i) must be exercised as to all such "Vested" Shares unless a Participant consents to the Company's repurchase of only a portion of such "Vested" Shares and (ii) terminates when the Company's securities become publicly traded; or (B) with respect to Shares that are not "Vested" (as defined in the Award Agreement), at the Participant's original Purchase Price.

                13. CERTIFICATES. All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed.

                14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under the Plan shall be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company shall have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant shall be required to execute and deliver a written pledge agreement in such form as the Committee shall from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a prorata basis as the promissory note is paid.

                15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

                16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to
(a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

                17. NO OBLIGATION TO EMPLOY. Nothing in the Plan or any Award granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

                18.      CORPORATE TRANSACTIONS.

                         18.1    Corporate   Transactions.  In  the  event  of a
Corporate Transaction (as defined in this Section 18.1), the exercisability of each Option shall be automatically accelerated so that each Option shall, immediately before the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of Shares and may be exercised for all or any portion of such Shares; provided, that an Option shall not be accelerated if and to the extent that such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof. The determination of comparability shall be made by the Board or the Committee, and the Board or the Committee's determination shall be final, binding and conclusive. Upon the consummation of a Corporate Transaction, all outstanding Options shall, to the extent not previously exercised or assumed by the successor corporation or its parent, terminate and cease to be exercisable.

                               "Corporate  Transaction"  means  (i) a  merger or
acquisition in which the Company is not the surviving entity (except for a transaction the principal purpose of which is to change the State in which the Company is incorporated), (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company or (iii) any other corporate reorganization or business combination that is not approved by the Board and in which the beneficial ownership of 50% or more of the Company's outstanding voting stock is transferred.

                      18.2 Dissolution. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent that Options have not been previously exercised, such Options will terminate immediately prior to the consummation of such proposed action.

                      18.3     Assumption of Awards by the Company. The Company,
from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Option under this Plan in substitution of such other company's Option, or (b) assuming such Option as if it had been granted under this Plan if the terms of such assumed Option could be applied to an Option granted under this Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed Option would have been eligible to be granted an Option under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an Option granted by another company, the terms and conditions of such Option shall remain unchanged (except that the Exercise Price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

                19. ADOPTION AND SHAREHOLDER APPROVAL. The Plan shall become effective on the closing of the first registration of the Company's Common Stock for sale to the public under the Securities Act (the "Effective Date"). The Plan shall be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date the Plan is adopted by the Board. Upon the Effective Date, the Board may grant Awards pursuant to the Plan; provided, however, that: (a) no Option may be exercised prior to initial shareholder approval of the Plan; (b) no Option granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the shareholders of the Company; and (c) in the event that shareholder approval of the increase is not obtained within the time period provided herein, all Awards granted hereunder pursuant to such increase shall be canceled, any Shares issued pursuant to any Award made pursuant to such increase shall be canceled and any purchase of Shares hereunder pursuant to such increase shall be rescinded.

                20. TERM OF PLAN. The Plan will terminate ten (10) years from the date the Plan is adopted by the Board or, if earlier, the date of shareholder approval.

                21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to the Plan; provided, however, that the Board shall not, without the approval of the shareholders of the Company, amend the Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans.

                22. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

                23. DEFINITIONS. As used in the Plan, the following terms shall have the following meanings:

                      "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by,
or  is  under  common  control  with,  another  corporation,  where   "control"
(including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                     "Award" means any award under the Plan, including any Option, Restricted Stock or Stock Bonus.

                     "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

                     "Board" means the Board of Directors of the Company.

                     "Code" means the Internal Revenue Code of 1986, as amended.

                     "Committee" means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board.

                     "Company"  means  Information  Storage  Devices,  Inc.,   a
corporation organized under the laws of the State of California, or any successor corporation.

                     "Disability" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

                     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                     "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

                     "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

                (a)      if such  Common  Stock  is then  quoted  on the  Nasdaq
                         National Market, its closing price on the Nasdaq National Market on the last trading day prior to the date of determination as reported in The Wall Street Journal;

                (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the last trading day prior to the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

                (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the last trading day prior to the date of determination as reported by The Wall Street Journal; or

                (d) if none of the foregoing is applicable, by the Board in good faith.

                      "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

                      "Outside Director" means any director who is not (a) a current employee of the Company or any Parent, Subsidiary or Affiliate of the Company, (b) a former employee of the Company or any Parent, Subsidiary or Affiliate of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan), (c) a current or former officer of the Company or any Parent, Subsidiary or Affiliate of the Company or (d) currently receiving compensation for personal services in any capacity, other than as a director, from the Company or any Parent, Subsidiary or Affiliate of the Company; provided, however, that at such time as the term "Outside Director", as used in Section 162(m) is defined in regulations promulgated under Section 162(m) of the Code, "Outside Director" shall have the meaning set forth in such regulations, as amended from time to time and as interpreted by the Internal Revenue Service.

                      "Option" means an award of an option to purchase Shares pursuant to Section 5.

                      "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under the Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                      "Participant" means a person who receives an Award under the Plan.

                      "Plan" means this Information Storage Devices, Inc. 1994 Equity Incentive Plan, as amended from time to time.

                      "Restricted Stock Award" means an award of Shares pursuant to Section 6.

                      "SEC" means the Securities and Exchange Commission.

                      "Securities Act" means the Securities Act of 1933, as amended.

                      "Shares" means shares of the Company's Common Stock reserved for issuance under the Plan, as adjusted pursuant to Sections 2 and 15, and any successor security.

                      "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

                      "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                      "Termination" or "Terminated" means, for purposes of the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant, independent contractor or adviser, to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

                        INFORMATION STORAGE DEVICES, INC.

                        1994 EMPLOYEE STOCK PURCHASE PLAN

                        As Adopted on September 12, 1994
                         As Amended through May 21, 1998


                  1. ESTABLISHMENT OF PLAN. Information Storage Devices, Inc. (the "Company") proposes to grant options for purchase of the Company's Common Stock to eligible employees of the Company and its Subsidiaries (as hereinafter defined) pursuant to this Employee Stock Purchase Plan (this "Plan"). For purposes of this Plan, "Parent Corporation" and "Subsidiary" (collectively, "Subsidiaries") shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The Company intends the Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments to or replacements of such Section), and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of 290,000 shares of the Company's Common Stock is reserved for issuance under the Plan. Such number shall be subject to adjustments effected in accordance with Section 14 of the Plan.

                  2 PURPOSE. The purpose of the Plan is to provide employees of the Company and Subsidiaries designated by the Board of Directors of the Company (the "Board") as eligible to participate in the Plan with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Subsidiaries, and to provide an incentive for continued employment.

                  3. ADMINISTRATION. This Plan may be administered by the Board or a committee appointed by the Board (the "Committee"). As used in this Plan, references to the "Committee" shall mean either such committee or the Board if no committee has been established. Subject to the provisions of the Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of the Plan shall be determined by the Board and its decisions shall be final and binding upon all participants. Members of the Board shall receive no compensation for their services in connection with the administration of the Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

                  4.     ELIGIBILITY.  Any  employee  of  the  Company  or   the
Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under the Plan except the following:

                  (a) employees who are not employed by the Company or Subsidiaries fifteen (15) days before the beginning of such Offering Period;

                  (b) employees who are customarily employed for less than twenty (20) hours per week;

                  (c) employees who are customarily  employed for less than five
(5) months in a calendar year;

                  (d) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock or who, as a result of being granted an option under the Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries.

                  5. OFFERING DATES. The Offering Periods of the Plan (the "Offering Period") shall be of 6 months duration commencing February 1 and August 1 of each year and ending on July 31 and January 31 respectively, during which payroll deductions of the participant are accumulated under this Plan. The first day of each Offering Period is referred to as the "Offering Date". The last business day of each Offering Period is referred to as the "Purchase Date". The Board shall have the power to change the duration of Offering Periods with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

                  6. PARTICIPATION IN THE PLAN. Eligible employees may become participants in an Offering Period under the Plan on the first Offering Date after satisfying the eligibility requirements by delivering a subscription agreement to the Company's or Subsidiary's (whichever employs such employee) treasury department (the "Treasury Department") not later than the 15th day of the month before such Offering Date unless a later time for filing the subscription agreement authorizing payroll deductions is set by the Board for all eligible employees with respect to a given Offering Period. An eligible employee who does not deliver a subscription agreement to the Treasury Department by such date after becoming eligible to participate in such Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in the Plan by filing a subscription agreement with the Treasury Department not later than the 15th day of the month preceding a subsequent Offering Date. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws from the Plan or terminates further participation in the Offering Period as set forth in Section 11 below. Such participant is not required to file any additional subscription agreement in order to continue participation in the Plan.

                  7. GRANT OF OPTION ON ENROLLMENT. Enrollment by an eligible employee in the Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on the Purchase Date up to that number of shares of Common Stock of the Company determined by dividing the amount accumulated in such employee's payroll deduction account during such Offering Period by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Purchase Date; provided, however, that the number of shares of the Company's Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (a) the maximum number of shares set by the Board pursuant to Section 10(c) below with respect to the applicable Offering Period, or (b) the maximum number of shares which may be purchased pursuant to Section 10(b) below with respect to the applicable Offering Period. Fair market value of a share of the Company's Common Stock shall be determined as provided in Section 8 hereof.

                  8. PURCHASE PRICE. The purchase price per share at which a share of Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

                  (a)  The fair market value on the Offering Date; or

                  (b) The fair market value on the Purchase Date.

                  For purposes of the Plan the term "fair market value" on a given date shall mean the fair market value of the Company's Common Stock as determined by the Board in its sole discretion, exercised in good faith; provided, however, that where there is a public market for the Common Stock, the fair market value per share shall be the average of the closing bid and asked prices of the Common Stock on the last trading day prior to the date of determination, as reported in The Wall Street Journal (or if not so reported, as otherwise reported by the Nasdaq Stock Market), or, in the event the Common Stock is listed on a stock exchange or on the Nasdaq National Market, the fair market value per share shall be the closing price on the exchange or on the Nasdaq National Market on the last trading date prior to the date of determination as reported in The Wall Street Journal.

                  9. PAYMENT OF PURCHASE PRICE; CHANGES IN PAYROLL DEDUCTIONS; ISSUANCE OF SHARES.

                  (a) The purchase price of the shares is accumulated by regular payroll deductions made during each Offering Period. The deductions are made as a percentage of the participant's compensation in one percent (1%) increments not less than two percent (2%), nor greater than ten percent (10%), not to exceed $25,000 per year or such lower limit set by the Committee. Compensation shall mean all W-2 compensation, including, but not limited to base salary, wages, commissions, overtime, shift premiums and bonuses, plus draws against commissions; provided, however, that for purposes of determining a participant's compensation, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.

                  (b) A participant may lower (but not increase) the rate of payroll deductions during an Offering Period by filing with the Treasury Department a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than fifteen (15) days after the Treasury Department's receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one change may be made effective during any Offering Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Treasury Department a new authorization for payroll deductions not later than the 15th day of the month before the beginning of such Offering Period.

                  (c) All payroll deductions made for a participant are credited to his or her account under the Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

                  (d) On each Purchase Date, so long as the Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the participant wishes to withdraw from that Offering Period under the Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant, the Company shall apply the funds then in the participant's account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of the Plan. Any cash remaining in a participant's account after such purchase of shares shall be refunded to such participant in cash, without interest; provided, however, that any amount remaining in such participant's account on a Purchase Date which is less than the amount necessary to purchase a full share of Common Stock of the Company shall be carried forward, without interest, into the next Offering Period. In the event that the Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant, without interest. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in the Plan has terminated prior to such Purchase Date.

                  (e) As promptly as practicable after the Purchase Date, the Company shall arrange the delivery to each participant of a certificate representing the shares purchased upon exercise of his option.

                  (f) During a participant's lifetime, such participant's option to purchase shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised. Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

                  10.    LIMITATIONS ON SHARES TO BE PURCHASED.

                  (a) No employee shall be entitled to purchase stock under the Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in the Plan.

                  (b) No more than two hundred percent (200%) of the number of shares determined by using eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date as the denominator may be purchased by a participant on any single Purchase Date.

                  (c) No employee shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than thirty (30) days prior to the commencement of any Offering Period, the Board may, in its sole discretion, set a maximum number of shares which may be purchased by any employee at any single Purchase Date (hereinafter the "Maximum Share Amount"). In no event shall the Maximum Share Amount exceed the amounts permitted under Section 10(b) above. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount not less than fifteen (15) days prior to the commencement of the next Offering Period. Once the Maximum Share Amount is set, it shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Board as set forth above.

                  (d) If the number of shares to be purchased on a Purchase Date by all employees participating in the Plan exceeds the number of shares then available for issuance under the Plan, the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Board shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each participant affected thereby.

                  (e) Any payroll deductions accumulated in a participant's account which are not used to purchase stock due to the limitations in this
Section 10 shall be returned to the participant as soon as practicable after the end of the Offering Period, without interest.

                  11.    WITHDRAWAL.

                  (a) Each participant may withdraw from an Offering Period under the Plan by signing and delivering to the Treasury Department notice on a form provided for such purpose. Such withdrawal may be elected at any time at least fifteen (15) days prior to the end of an Offering Period.

                  (b) Upon withdrawal from the Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in the Plan shall terminate. In the event a participant voluntarily elects to withdraw from the Plan, he or she may not resume his or her participation in the Plan during the same Offering Period, but he or she may participate in any Offering Period under the Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in the Plan.

                  12. TERMINATION OF EMPLOYMENT. Termination of a participant's employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee, immediately terminates his or her participation in the Plan. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

                  13. RETURN OF PAYROLL DEDUCTIONS. In the event a participant's interest in the Plan is terminated by withdrawal, termination of employment or otherwise, or in the event the Plan is terminated by the Board, the Company shall promptly deliver to the participant all payroll deductions credited to his account. No interest shall accrue on the payroll deductions of a participant in the Plan.

                  14. CAPITAL CHANGES. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

                  In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that the options under the Plan shall terminate as of a date fixed by the Board and give each participant the right to exercise his or her option as to all of the optioned stock, including shares which would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock. If the Board makes an option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of twenty (20) days from the date of such notice, and the option will terminate upon the expiration of such period.

                  The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation.

                  15. NONASSIGNABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect.

                  16. REPORTS. Individual accounts will be maintained for each participant in the Plan. Each participant shall receive promptly after the end of each Offering Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Offering Period.

                  17. NOTICE OF DISPOSITION. Each participant shall notify the Company if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the "Notice Period"). Unless such participant is disposing of any of such shares during the Notice Period, such participant shall keep the certificates representing such shares in his or her name (and not in the name of a nominee) during the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to the Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

                  18. NO RIGHTS TO CONTINUED EMPLOYMENT. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Subsidiary, or restrict the right of the Company or any Subsidiary to terminate such employee's employment.

                  19. EQUAL RIGHTS AND PRIVILEGES. All eligible employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of the Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 423. This
Section 19 shall take precedence over all other provisions in the Plan.

                  20. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

                  21. TERM; SHAREHOLDER APPROVAL. This Plan shall become effective on the date that it is adopted by the Board. This Plan shall be approved by the shareholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares pursuant to the Plan shall occur prior to such shareholder approval. The Plan shall continue until the earlier to occur of termination by the Board, issuance of all of the shares of Common Stock reserved for issuance under the Plan or ten (10) years from the adoption of the Plan by the Board.

                  22.    DESIGNATION OF BENEFICIARY.

                  (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to a Purchase Date.

                  (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

                 23. CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                 24. APPLICABLE LAW. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

                 25. AMENDMENT OR TERMINATION OF THE PLAN. The Board may at any time amend, terminate or the extend the term of the Plan, except that any such termination cannot affect options previously granted under the Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the shareholders of the Company obtained in accordance with Section 21 hereof within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would:

                 (a) increase the number of shares that may be issued under the Plan; or

                 (b) change the designation of the employees (or class of employees) eligible for participation in the Plan.

                        INFORMATION STORAGE DEVICES, INC.

                        1994 DIRECTORS STOCK OPTION PLAN

                          As Adopted September 12, 1994
                         As Amended Through May 21, 1998

         1. PURPOSE. This 1994 Directors Stock Option Plan (this "Plan") is established to provide equity incentives for nonemployee members of the Board of Directors of Information Storage Devices, Inc. (the "Company"), who are described in Section 6.1 below, by granting such persons options to purchase shares of stock of the Company.

         2. ADOPTION AND SHAREHOLDER APPROVAL. This Plan shall become effective on the closing of the first registration of the Company's Common Stock for sale to the public under the Securities Act (the "Effective Date"). This Plan shall be approved by the shareholders of the Company, consistent with applicable laws, within twelve (12) months after the date this Plan is adopted by the Board of Directors of the Company (the "Board"). Options ("Options") may be granted under this Plan after the Effective Date provided that, in the event that shareholder approval is not obtained within the time period provided herein, this Plan, and all Options granted hereunder, shall terminate. No Option that is issued as a result of any increase in the number of share authorized to be issued under this Plan shall be exercised prior to the time such increase has been approved by the shareholder of the Company and all such Options granted pursuant to such increase shall similarly terminate if such shareholder approval is not obtained.

         3. TYPES OF OPTIONS AND SHARES. Options granted under this Plan shall be nonqualified stock options ("NQSOs"). The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "Shares") are shares of the Common Stock of the Company.

         4. NUMBER OF SHARES. The maximum number of Shares that may be issued pursuant to Options granted under this Plan is 200,000 Shares, subject to adjustment as provided in this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options under this Plan.

         5. ADMINISTRATION. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the "Committee"). As used in this Plan, references to the Committee shall mean either such Committee or the Board if no Committee has been established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

         6.       ELIGIBILITY AND AWARD FORMULA.

                  6.1 Eligibility. Options may be granted only to directors of the Company who are not employees of the Company or any Parent, Subsidiary or Affiliate of the Company, as those terms are defined in Section 17 below (each an "Optionee").

                  6.2 Initial Grant. Each Optionee who on or after the Effective Date becomes a member of the Board will automatically be granted an Option for 7,500 Shares (the "Initial Grant"). Initial Grants shall be made on the date such Optionee first joins the Board.

                  6.3 Succeeding Grants. Each year following the effective date of the amendment to this Plan giving effect hereto ("Amendment Effective Date") on January 1 of such year, if the Optionee is still a member of the Board, the Optionee will automatically be granted an Option for 7,500 Shares (the "Succeeding Grant").

                  6.4 Maximum Shares. The maximum number of Shares that may be issued to any one Optionee under this Plan is 30,000. No grant will be made if such grant will cause the number of Shares issued or subject to outstanding Options under this Plan to exceed the number specified in Section 4 above.

         7. TERMS AND  CONDITIONS  OF OPTIONS.  Subject to the  following and to
Section 6 above:

                  7.1 Form of Option Grant. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant ("Grant") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

                  7.2 Vesting. Options granted under this Plan shall be exercisable as they vest. The date an Optionee receives an Initial Grant or a Succeeding Grant is referred to in this Plan as the "Start Date" for such Option. Except as otherwise provided in this Section 7.2, each Initial Grant granted prior to the Amendment Effective Date will fully vest as to twenty-five percent (25%) of the Shares at the end of each full year following the Start Date, so long as the Optionee continuously remains a director of the Company. Except as otherwise provided in this Section 7.2, each Succeeding Grant granted prior to the Amendment Effective Date will vest as to twenty-five percent (25%) of the Shares at the end of each full year following the Start Date, so long as the Optionee continuously remains a director of the Company. Except as otherwise provided in this Section 7.2, each Initial Grant or Succeeding Grant granted following the Amendment Effective Date will vest ratably at the end of each of the twelve months following the State Date and will be fully vested on the first anniversary of the Start Date, so long as the Optionee continuously remains a director of the Company until each such first anniversary. Any Initial Grant or Succeeding Grant made during the calendar year of 1996 will vest fully on December 31, 1996, which options vesting monthly following the State Date.

                  7.3 Exercise Price. The exercise price of an Option shall be the Fair Market Value (as defined in Section 17.4) of the Shares, at the time that the Option is granted.

                  7.4 Termination of Option. Except as provided below in this Section, each Option shall expire ten (10) years after the Start Date (the "Expiration Date"). The Option shall cease to vest if the Optionee ceases to be a member of the Board. The date on which the Optionee ceases to be a member of the Board shall be referred to as the "Termination Date". An Option may be exercised after the Termination Date only as set forth below:

                           (a)  Termination  Generally.  If the  Optionee ceases
to be a member of the Board for any reason except death or disability, each Option, to the extent (and only to the extent) that it would have been exercisable by the Optionee on the Termination Date, may be exercised by the Optionee with three (3) months after the Termination Date, but in no event later than the Expiration Date.

                           (b) Death or  Disability.  If the  Optionee ceases to
be a member of the Board because of the death of the Optionee or the disability of the Optionee with the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), each Option, to the extent (and only to the extent) that it would have been exercisable by the Optionee on the Termination Date, may be exercised by the Optionee (or the Optinee's legal representative) within twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

         8.       EXERCISE OF OPTIONS.

                  8.1 Notice. Options may be exercised only by delivery to the Company of an exercise agreement in a form approved by the Committee stating the number of Shares being purchased, the restrictions Imposed on the Shares and such representations and agreements regarding the Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

                  8.2 Payment. Payment for the Shares may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by the Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option;
(c) by waiver of compensation due or accrued to the Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and a NASD Dealer wherby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

                  8.3 Withholding Taxes. Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

                  8.4 Limitation on Exercise. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

                           (a)      An Option shall not  be  exercisable  unless
such exercise is in compliance with the Securities Act, and all applicable state securities laws, as they are in effect on the date of exercise.

                           (b)      The  Committee  may  specify  a  reasonable
minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the Option is then exercisable.

         9. NONTRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or by the Optionee's guardian or legal representative, unless otherwise permitted by the Committee. No option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, unless otherwise permitted by the Committee.

         10. PRIVILEGES OF STOCK OWNERSHIP. No Optionee shall have any of the rights of a shareholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Optionee a copy of the annual financial statements of the Company, at such time after the close of each fiscal year of the Company as they are released by the Company to its shareholders.

         11. ADJUSTMENT OF OPTION SHARES. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Board or shareholders of the Company and compliance with applicable securities laws; provided, however, that no certificate or scrip representing fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be rounded up to the nearest Share.

         12. NO OBLIGATION TO CONTINUE AS DIRECTOR. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue as a director of the Company.

         13. COMPLIANCE WITH LAWS. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or national market system on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration or qualification requirement of any state securities laws, stock exchange or national market system.

         14. ACCELERATION OF OPTIONS. In the event of a dissolution or liquidation of the Company, a merger in which the Company is not the surviving corporation, the sale of substantially all of the assets of the Company, or any other transaction which qualifies as a "corporate transaction" under Section 424 of the Code wherein the shareholders of the Company give up all of their equity interest in the Company, the vesting of all options granted pursuant to the Plan will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

         15. AMENDMENT OR TERMINATION OF PLAN. The Committee may at any time terminate or amend this Plan or any outstanding option; provided, however, that the Committee shall not terminate or amend the terms of any outstanding option without the consent of the Optionee. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

         16. TERM OF PLAN. Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the date this Plan is adopted by the Board.

         17. CERTAIN DEFINITIONS. As used in this Plan, the following terms shall have the following meanings:

                  17.1 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  17.2 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of such corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  17.3 "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                  17.4 "Fair Market Value" shall mean, as of any date, the value of a share of the Company's Common Stock determined by the Board in its sole discretion, exercised in good faith; provided, however, that where there is a public market for the Common Stock, the Fair Market Value per share shall be the average of the closing bid and asked prices of the Common Stock on the last trading day prior to the date of determination as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the Nasdaq Stock Market) or, in the event the Common Stock is listed on a stock exchange or on the Nasdaq National Market, the Fair Market Value per share shall be the closing price on the exchange or on the Nasdaq National Market on the last trading date prior to the date of determination in The Wall Street Journal.

                  17.5 "Securities Act" means the Securites Act of 1933, as amended.

                                DETACH HERE

                                   PROXY
                        INFORMATION STORAGE DEVICES, INC.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 20, 1998
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                 OF THE COMPANY

         The   undersigned   hereby   appoints  David  L.  Angel  and  Felix  J.
Rosengarten, or either of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock, no par value, of Information Storage Devices, Inc. (the "Company"), held of record by the undersigned on June 22, 1998, at the Annual Meeting of Shareholders of the Company to be held at the Pruneyard Inn, 1995 South Bascom Avenue, Campbell, California 95008, on Thursday, August 20, 1998, at 9:00 a.m. local time, and at any adjournments or postponements thereof.

THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

-------------                                                      -------------
SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                                 SIDE
-------------                                                      -------------

                                   DETACH HERE

[ X ]    Please mark votes as
         in this example.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

The Board of Directors recommends that you vote FOR the election of all nominees listed in Proposal 1 and FOR Proposals 2, 3, 4 and 5.

1.   Election of Directors.

     Nominees:    David L. Angel; Frederick B. Bamber; Eugene J. Flath;
                  Alan V. King; Eric J. Ochiltree and Frederick L. Zieber

     [  ]FOR ALL NOMINEES           [  ] WITHHELD FROM ALL NOMINEES

     [  ]For all nominees except as noted below

         -----------------------------------------------------
         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above)

     [  ]MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

2. To approve an amendment to the Company's 1994 Equity Incentive Plan to increase the authorized number of shares by 800,000 shares.

                  FOR              AGAINST           ABSTAIN
                  [ ]                [ ]               [ ]

3. To approve an amendment of the Company's 1994 Employee Stock Purchase Plan to increase the authorized number of shares by 120,000 shares.

                  FOR              AGAINST           ABSTAIN
                  [ ]                [ ]               [ ]

4. To approve an amendment of the Company's 1994 Directors Plan to increase the authorized number of shares by 80,000 shares.

                  FOR              AGAINST           ABSTAIN
                  [ ]                [ ]               [ ]

5. To ratify the selection of Arthur Andersen LLP as independent auditors for the Company for the current fiscal year.

                  FOR              AGAINST           ABSTAIN
                  [ ]                [ ]               [ ]

6. To transact such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held by record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or their fiduciaries who execute the above proxy for a deceased shareholder should give their full title. Please date the proxy.

Signature:_________________________________________ Date:_______________________

Signature:_________________________________________ Date:_______________________